UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 10, 2010 (August 10, 2010)

National Health Investors, Inc.
(Exact name of Registrant as specified in its charter)

Maryland
(State or Other Jurisdiction of Incorporation)

001-10822	62-1470956
(Commission File No.)	(IRS Employer
Identification Number)

222 Robert Rose Drive
Murfreesboro, TN 37129
(Address of principal executive offices, including zip code)

(615) 890-9100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 8.01.   Other Events.

The Company is furnishing its current slideshow presentation for, “A Platform for Growth”, for meetings with institutional  investors as Exhibits 99.1 and 99.2  to this Current Report on Form 8-K.

Item 9.01.   Financial Statements and Exhibits.

Exhibit Index

Number	Exhibit
99.1	2010 “A Platform for Growth” Presentation in HTML format, dated August 10, 2010.
99.2	2010 “A Platform for Growth” Presentation in PDF format, dated August 10, 2010.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Health Investors, Inc.

By: /s/ Roger R. Hopkins
Name: Roger R. Hopkins
Title: Chief Accounting Officer

Date: August 10, 2010